UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 13, 2008


                            FEDERAL TRUST CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


        Florida                     001-31724                    59-2935028
        -------                     ---------                    ----------
(State or other jurisdiction  Commission File Number          (I.R.S. Employer
    of incorporation)                                        Identification No.)

                  312 West First Street
                      Sanford, Florida                              32771
                      ----------------                              -----
           (address of principal executive offices)              (zip code)

                                 (407) 323-1833
                                 --------------
              (Registrant's telephone number, including areas code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.        Regulation FD Disclosure
                  ------------------------
On June 16, 2008, the Registrant will utilize a slideshow at its 2008 Annual Meeting of Stockholders, which slideshow will discuss the Registrant's financial performance and business strategies. The text of the slideshow will be available at approximately 5:00 p.m. on the Registrant's website beginning June 13, 2008. The website address is www.federaltrust.com, and the slideshow can be found by following the links for "About FTB", then "Investor Relations", then "Presentations."

ITEM 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   June 13, 2008
                                                     Federal Trust Corporation
                                                     (Registrant)


                                                     By: \s\ Dennis T. Ward
                                                        -----------------------
                                                        Dennis T. Ward
                                                        President and
                                                        Chief Executive Officer